                           SMALLCAP WORLD FUND, INC.

                                    PART B
                   STATEMENT OF ADDITIONAL INFORMATION
                 DECEMBER 1, 1997 (as amended March 18, 1998)

This document is not a prospectus but should be read in conjunction with the current prospectus of SMALLCAP World Fund, Inc. (the fund or SCWF) dated December 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           SMALLCAP WORLD FUND, INC.
                             Attention:  Secretary
                             333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                           PAGE NO.

INVESTMENT POLICIES                                           1

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS    3

DESCRIPTION OF CERTAIN SECURITIES                             3

INVESTMENT RESTRICTIONS                                       4

FUND DIRECTORS AND OFFICERS                                   7

MANAGEMENT                                                    11

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                    13

PURCHASE OF SHARES                                            17

REDEEMING SHARES                                              23

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                   24

EXECUTION OF PORTFOLIO TRANSACTIONS                           26

GENERAL INFORMATION                                           26

INVESTMENT RESULTS                                            28

APPENDIX - DESCRIPTION OF BOND RATINGS                        32

FINANCIAL STATEMENTS                                          ATTACHED


                              INVESTMENT POLICIES

INVESTING IN SMALLER CAPITALIZATION STOCKS Capital Research and Management Company (the Investment Adviser) believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. See "Management" below. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets, which will be marked to market daily, to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENT COMPANIES -- The fund has the ability to invest up to 5% of its total assets in shares of closed-end investment companies, but would not acquire more than 3% of the outstanding voting securities of any one closed-end investment company. (If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the Investment Adviser.)

LOWER RATED DEBT SECURITIES -- Although the fund has no current intention of investing in such securities (at least for the next 12 months), it may invest up to 10% of its assets in debt securities rated Baa or BBB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and may have characteristics similar to the equity securities eligible for purchase by the fund. High-yield, high-risk bonds are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings" or "predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation."

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assuruance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus may be changed by the board of directors at any time.

                       DESCRIPTION OF CERTAIN SECURITIES

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank Cooperatives, and Federal Intermediate Credit Banks.

CASH AND CASH EQUIVALENTS -- These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G. certificates of deposit (interest-bearing time deposits) and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (3) savings association and savings bank obligations (certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less).

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities, it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers, except in those circumstances where it appears better prices and executions are available. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last seven fiscal periods.

                            INVESTMENT RESTRICTIONS

The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by law as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions as a percentage of assets are considered at the time securities are purchased. The fund may not:

 1. Invest in securities of an issuer (other than the U.S. Government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of its total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of its total assets, the fund may exceed the 5% limitation with regard to investments in the securities of any one foreign government);

 2.  Invest in companies for the purpose of exercising control or management;

 3. Invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry;

 4. Invest more than 5% of its total assets in the securities of other managed investment companies; such investments shall be limited to 3% of the voting stock of any investment company, provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

 5. Buy or sell real estate (including real estate limited partnerships) in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

 6. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that entering into a currency forward or futures contract shall not be prohibited by this restriction;

 7. Invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or non-U.S. securities for which there is no recognized exchange or active and substantial over-the-counter market) or engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

 8. Lend money; provided that entering into repurchase agreements, investment in debt securities or in cash equivalents and lending of portfolio securities shall not be prohibited by this restriction;

 9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

 10. Purchase securities on margin or mortgage, pledge or hypothecate its assets to any extent;

 11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

 12. Purchase or retain the securities of any issuer if those individual officers and Directors of the fund, its Investment Adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 13. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 14. Purchase or sell puts, calls, straddles or spreads, or combinations thereof; nor

 15. Purchase partnership interests or invest in leases to develop, or explore for, oil, gas, or minerals.

 For purposes of investment restriction number 3, the fund will not invest 25% or more of total assets in the securities of issuers in the same industry.

 The following investment policy of the fund may be changed by action of the Board of Directors without shareholder approval: the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME, ADDRESS   POSITION     PRINCIPAL OCCUPATION(S) DURING     AGGREGATE               TOTAL COMPENSATION     TOTAL NUMBER
AND AGE         WITH         PAST 5 YEARS (POSITIONS WITHIN THE COMPENSATION            (INCLUDING             OF FUND BOARDS
                REGISTRANT   ORGANIZATIONS LISTED MAY HAVE      (INCLUDING VOLUNTARILY  VOLUNTARILY DEFERRED   ON WHICH
                             CHANGED DURING THIS PERIOD)        DEFERRED                COMPENSATION)          DIRECTOR
                                                                COMPENSATION/1/)        FROM ALL FUNDS         SERVES/2/
                                                                FROM THE FUND           MANAGED BY CAPITAL
                                                                DURING FISCAL YEAR      RESEARCH AND
                                                                ENDED 9/30/97           MANAGEMENT
                                                                                        COMPANY

Richard G. Capen, Jr.   Director     Corporate Director and author; former   $18,500              $34,000            2
Box 2494                             United States Ambassador to Spain;
Rancho Santa Fe, CA  92067           former Vice Chairman of the Board,
Age: 63                              Knight Ridder, Inc.; former Chairman

                                     and Publisher, The Miami Herald.

H. Frederick Christie   Director     Private Investor; former President   $17,611/3/           $166,300/3/        18
P.O. Box 144                         and Chief Executive Officer, The
Palos Verdes Estates, CA             Mission Group (non-utility holding
90274                                company, subsidiary of Southern
Age: 64                              California Edison Company); former
                                     President, Southern California Edison
                                     Company

Alan E. Clements        Director     Private investor; former Executive   $14,500              $26,000            2
16 Great Peter Street                Director - Finance, Imperial Chemical
London SW1P3JF                       Industries PLC
England
Age: 69

+Robert B. Egelston     Chairman     Former Chairman of the Board, The   None/4/              None/4/            5
333 South Hope Street   of the       Capital Group Companies, Inc.
Los Angeles, CA  90071   Board
Age: 66

Alan Greenway           Director     President, Greenway Associates, Inc.   $18,000              $69,200            4
7413 Fairway Road                    (management consulting services)
La Jolla, CA  92037
Age: 70

+William R. Grimsley    Director     Senior Vice President and Director,   None/4/              None/4/            3
P.O. 7650                            Capital Research and Management
San Francisco, CA  94120             Company
Age: 59

+Graham Holloway        Director     Former Chairman of the Board,   None/4/              None/4/            2
17309 Club Hill Drive                American Funds Distributors, Inc.
Dallas, TX  75248
Age: 67

Leonade D. Jones        Director     Former Treasurer, The Washington   $17,900/3/           $80,400/3/         5
1536 Los Montes Drive                Post Company
Burlingame, CA  94010
Age: 50

++William H. Kling      Director     President, Minnesota Public Radio;   $16,950/3/           $71,500/3/         4
2619 Lake of the Isles                 President, Greenspring Co.; former

Parkway East                         President, American Public Radio
Minneapolis, MN  55408                (now Public Radio International)
Age: 55

Norman R. Weldon        Director     Managing Director, Partisan   $17,700              $39,900            2
15600 N.W. 67th Avenue                Management Group, Inc.; Chairman
Suite 310                            of the Board, Novoste Corporation;
Miami Lakes, FL  33014                Director, Enable Medical; former
Age: 63                              President and Director, Corvita
                                     Corporation

Patricia K. Woolf       Director     Private investor; Lecturer,   $17,100              $83,300            5
506 Quaker Road                      Department of Molecular Biology,
Princeton, NJ  08540                 Princeton University
Age: 63


+ Directors who are "interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the Investment Adviser.
++ Director who may be deemed an "interested person" of the fund as defined in the 1940 Act due to membership on the board of directors of the parent company of a registered broker-dealer.

/1/ Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as follows: H. Frederick Christie ($31,277), Leonade D. Jones ($50,682) and William H. Kling ($62,401). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Robert B. Egelston, William R. Grimsley and Graham Holloway are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.
                                    OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
                                    HELD WITH       PAST 5 YEARS
                                    REGISTRANT

Robert B. Egelston
 (see above)

William R. Grimsley
 (see above)

Gordon Crawford            50       President       Senior Vice President and Director,
333 South Hope Street                               Capital Research and Management
Los Angeles, CA 90071                               Company

Gregory W. Wendt           35       Senior          Senior Vice President and Director,
P.O. Box 7650                       Vice President   Capital Research Company
San Francisco, CA  94120

Vincent P. Corti           41       Vice President   Vice President - Fund Business
333 South Hope Street                               Management Group, Capital
Los Angeles, CA  90071                              Research and Management
                                                    Company

Robert W. Lovelace         35       Vice President   Executive Vice President and
1110 Santa Monica Blvd.                             Director, Capital Research Company
Los Angeles, CA  90025

Chad L. Norton             37       Secretary       Vice President - Fund Business
333 South Hope Street                               Management Group, Capital
Los Angeles, CA  90071                              Research and Management
                                                    Company

Robert P. Simmer           36       Treasurer       Vice President - Fund Business
5300 Robin Hood Road                                Management Group, Capital
Norfolk, VA  23513                                  Research and Management
                                                    Company



All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $11,500 per annum to Directors who are not affiliated with the Investment Adviser, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of September 30, 1997, the officers and Directors of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser will continue in effect until November 30, 1998, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing the services and paying the compensation and travel expenses of qualified persons to perform executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the office of the fund.

Under the Agreement, the Investment Adviser's fee is calculated at the annual rates of 0.80% on the first $1 billion of the fund's average net assets, 0.70% on average net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on average net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on average net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on average net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on average net assets in excess of $8 billion.

The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.

During the fiscal years ended September 30, 1997, 1996 and 1995, the Investment Adviser received advisory fees of $50,724,000, $37,904,000 and $26,933,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the
Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1997 amounted to $6,589,000 after allowance of $31,103,000 to dealers. During the fiscal years ended September 30, 1996 and 1995, the Principal Underwriter retained $6,297,000 and $3,278,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan, the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue code including a 401(k) plan with 100 or more eligible employees). During the fiscal year ended September 30, 1997, the fund paid or accrued $17,932,000 under the Plan as compensation to dealers.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (1) 98% of ordinary income for the calendar year, (2) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (3) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (1) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (2) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Except for transactions the fund has identified as hedging transactions, the fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year) on forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

The fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce the fund's investment income. While the fund expects to invest less than 50% of its assets outside the U.S. under current market conditions, if more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD        INITIAL INVESTMENT                           ADDITIONAL INVESTMENTS

              See "Investment Minimums and Fund            $50 minimum (except where a lower minimum is
              Numbers" for initial investment              noted under "Investment Minimums and Fund
              minimums.                                    Numbers").

By contacting   Visit any investment dealer who is         Mail directly to your investment
your          registered in the state where the purchase   dealer's address printed on your
investment    is made and who has a sales agreement        account statement.
dealer        with American Funds Distributors.

By mail       Make your check payable to the fund and      Fill out the account additions form at the bottom of a
              mail to the address indicated on the         recent account statement, make your check payable
              account application.  Please indicate an     to the fund, write your account number on your
              investment dealer on the account             check, and mail the check and form in the envelope
              application.                                 provided with your account statement.

By telephone   Please contact your investment dealer to    Complete the "Investments by Phone" section on the
              open account, then follow the procedures     account application or American FundsLink
              for additional investments.                  Authorization Form.  Once you establish the
                                                           privilege, you, your financial advisor or any person
                                                           with your account information can call American
                                                           FundsLine(R) and make investments by telephone
                                                           (subject to conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and Exchanges"
                                                           below).

By computer   Please contact your investment dealer to     Complete the American FundsLink Authorization
              open account, then follow the procedures     Form.  Once you establish the privilege, you, your
              for additional investments.                  financial advisor or any person with your account
                                                           information may access American FundsLine OnLine(SM)
                                                           on the Internet and make investments by computer
                                                           (subject to conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and Exchanges" below).

By wire       Call 800/421-0180 to obtain your account     Your bank should wire your additional investments in
              number(s), if necessary.  Please indicate    the same manner as described under "Initial
              an investment dealer on the account.         Investment."
              Instruct your bank to wire funds to:
              Wells Fargo Bank
              155 Fifth Street
              Sixth Floor
              San Francisco, CA 94106
              (ABA #121000248)
              For credit to the account of:
              American Funds Service Company
              a/c #4600-076178
              (fund name)
              (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income Fund(SM)     1,000                   33

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond Fund(R)   1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                   49

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000    2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)


Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions from funds other than the money market funds made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred
Sales Charge.")   Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES -- The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans, foundations or endowments with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION -- The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES -- Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly trust to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's directors.

                                REDEEMING SHARES


By writing to American Funds      Send a letter of instruction specifying the name of the fund, the
Service Company (at the           number of shares or dollar amount to be sold, your name and
appropriate address indicated     account number.  You should also enclose any share certificates
under "Fund Organization and      you wish to redeem.  For redemptions over $50,000 and for
Management - Principal            certain redemptions of $50,000 or less (see below), your
Underwriter and Transfer          signature must be guaranteed by a bank, savings association,
Agent" in the prospectus)         credit union, or member firm of a domestic stock exchange or the
                                  National Association of Securities Dealers, Inc. that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional
                                  documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a
                                  Notary Public is not an acceptable signature guarantee.

By contacting your investment     If you redeem shares through your investment dealer, you may
dealer                            be charged for this service.  SHARES HELD FOR YOU IN YOUR
                                  INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH
                                  THE DEALER.

You may have a redemption         You may use this option, provided the account is registered in
check sent to you by using        the name of an individual(s), a UGMA/UTMA custodian, or a
American FundsLine(R) or          non-retirement plan trust.  These redemptions may not exceed
American FundsLine                $50,000 per shareholder, per day, per fund account and the
OnLine(SM) or by                  check must be made payable to the shareholder(s) of record and
telephoning, faxing, or           be sent to the address of record provided the address has been
telegraphing American Funds       used with the account for at least 10 days.  See "Fund
Service Company (subject to       Organization and Mangement - Principal Underwriter and
the conditions noted in this      Transfer Agent" in the Prospectus and "Exchange Privilege"
section and in "Other             below for the appropriate telephone or fax number.
Important Things to
Remember - Telephone and
Computer Purchases, Sales
and Exchanges" in the
prospectus)

In the case of the money          Upon request (use the account application for the money market
market funds, you may have        funds) you may establish telephone redemption privileges (which
redemptions wired to your         will enable you to have a redemption sent to your bank account)
bank by telephoning               and/or check writing privileges.  If you request check writing
American Funds Service            privileges, you will be provided with checks that you may use to
Company ($1,000 or more) or       draw against your account.  These checks may be made
by writing a check ($250 or       payable to anyone you designate and must be signed by the
more)                             authorized number of registered shareholders exactly as
                                  indicated on your checking account signature card.


A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine (SM) (see "American FundsLine(R)" and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares -- Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1997, 1996 and 1995 amounted to $8,965,000, $7,988,000 and
$5,355,000 respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $6,976,000 for the fiscal year ended September 30, 1997.

INDEPENDENT AUDITORS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, Suite 1500, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements incorporated in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - SEPTEMBER 30, 1997



Net asset value and redemption price per share

  (Net assets divided by shares outstanding)      $30.72

Maximum offering price per share (100/94.25 of

  per share net asset value, which takes into

  account the fund's current maximum sales load)    $32.59


                               INVESTMENT RESULTS

The fund's yield is 0.30% based on a 30-day (or one month) period ended September 30, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[( a-b/cd + 1)/6/ -1]
Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

The fund's one-year total return, five-year average annual compound return and lifetime average annual compound return for the periods ended September 30, 1997 were 18.21%, 18.36% and 15.26%, respectively. The average annual compound return ("T") is computed by using the value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

The following assumptions will be reflected in comptutations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Weisenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investment to investments made through tax-deferred retirement plans.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

SMALL CAPITALIZATION STOCKS VERSUS LARGE CAPITALIZATION STOCKS -- According to Ibbottson Associates, an investment in small company stocks has grown an average of 16.7% a year from September 30, 1972 through September 30, 1997, compared with an average of 13.3% a year for an investment in large company stocks. Small company stocks are represented by the lowest 20% of market capitalization of New York Stock Exchange, American Stock Exchange and Over-the-Counter stocks, while large company stocks are represented by the Standard & Poor's 500 Stock Composite Index.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                     SMALLCAP VS. VARIOUS UNMANAGED INDICES

                                                                     Capital Appreciation

                                                     Russell/3/                 NASDAQ/4/
Period       SMALLCAP       S&P 500/1/   MSCIW/2/       2000     SMALLCAP          OTC



4/30/90*

to 9/30/97    +186.9%       + 251.6%    + 139.7%     + 225.6%   + 170.0%      + 301.3%


*Commencement of operations

/1/ The Standard and Poor's 500 Stock Composite Index, which consists of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International World Index, which is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/3/ The Russell 2000 Index, which contains 2000 smaller capitalized companies in the Russell 3000 Index (these smaller companies have market capitalizations of approximately $20 million to $300 million).

/4/ The National Association of Securities Dealers Automated Quotation Composite Index of Over-the-Counter Stocks represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, covers some 3,500 stocks, is market value weighed and reflects only capital appreciation.

               IF YOU ARE CONSIDERING THE FUND FOR RETIREMENT...

Here's how much you would have if you invested $2,000 a year in the fund:

1 Year                     3 Years                   Lifetime

(10/1/96 - 9/30/97)         (10/1/94 - 9/30/97)        (4/30/90 - 9/30/97)

$2,364                     $8,318                    $30,614



Illustration of a $10,000 investment in the fund with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the fund, April 30, 1990 through September 30, 1997)

                             COST OF SHARES                                                                                VALUE OF
SHARES

Fiscal        Annual        Total          Investment   From              From         Dividends         Total
Year End      Dividends     Dividends      Cost        Initial           Capital Gains   Reinvested        Value
9/30                        (cumulative)               Investment        Reinvested

1990#         $  --        $  --         $ 10,000   $   8,288       $    --      $    --              $  8,288

1991          251           251            10,251      11,000            --           307               11,307

1992           71           322            10,322      11,256            --           384               11,640

1993           52           374            10,374      14,200              670        548               15,418

1994           41           415            10,415      14,756            1,376        612               16,744

1995          116           531            10,531      16,319            2,719        818               19,856

1996          179           710            10,710      16,825            5,005        1,047             22,877

1997          106           816            10,816      19,200            8,167        1,322             28,689


  The dollar amount of capital gain distributions during the period was $6,011

# from April 30, 1990, the date the fund commenced operations

APPENDIX
                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1997



Industry Diversification
Business & Public Services                                                               10.42%
Broadcasting & Publishing                                                                 9.10%
Health & Personal Care                                                                    8.19%
Energy Sources                                                                            5.86%
Merchandising                                                                             5.34%
Other Industries                                                                         50.88%
Cash & Equivalents                                                                       10.21%

                                                                                       Percent
                                                                                            of
                                                                                           Net
                                                                                        Assets
Largest Equity-Type Holdings
Newcourt Credit Group                                                                     1.17%
Fletcher Challenge Energy                                                                 1.04
J. Ray McDermott                                                                           .90
Brightpoint                                                                                .78
Camco International                                                                        .75
Smedvig                                                                                    .70
Westwood One                                                                               .67
Consolidated Stores                                                                        .65
CBT Group                                                                                  .63
Cablevision Systems                                                                        .62

                                                                                                                  Percent
                                                                                     Shares or         Market          of
EQUITY-TYPE SECURITIES                                                               Principal          Value         Net
(common and preferred stocks and convertible debentures)                                Amount          (000)      Assets

Business & Public Services - 10.42%
CBT Group PLC (American Depositary Receipts) (Ireland)/1/                               725,000         58,181         .63
ABR Information Services, Inc. (USA) /1,2/                                            1,550,000         42,819         .46
Vanstar Corp. (USA) /1,2/                                                             2,200,000         33,550
Vanstar Financing Trust, 6.75% convertible preferred /2,4/                              175,000          7,263         .44
Primark Corp. (USA) /1,2/                                                             1,350,000         39,909         .43
ISS-International Service System A/S, Class B (Denmark)/1/                            1,221,041         39,135         .42
Franklin Covey Co. (formerly Franklin Quest Co.) (USA) /1,2/                          1,350,000         37,716         .41
Banta Corp. (USA)                                                                     1,350,000         37,631         .41
MSC Industrial Direct Co., Inc.,  Class A (USA) /1/                                     760,500         34,983         .38
Corporate Services Group PLC (United Kingdom) /2,4/                                   6,760,398         23,077
Corporate Services Group PLC/2/                                                       3,300,000         11,265         .37
BDM International, Inc. (USA) /1/                                                     1,233,300         30,987         .34
Allied Waste Industries, Inc. (USA) /1/                                               1,256,700         24,034         .26
Universal Health Services, Inc., Class B (USA) /1/                                      500,000         21,625         .23
Snyder Communications, Inc. (USA) /1/                                                   775,200         21,318         .23
Borg-Warner Security Corp. (USA) /1/                                                  1,000,000         19,500         .21
Pinkerton's, Inc. (USA) /1,2/A35                                                        810,000         18,630         .20
Physician Sales & Service, Inc. (USA) /1/                                               940,000         18,330         .20
ENVOY Corp. (USA) /1/                                                                   600,000         17,138         .19
Protection One, Inc. (USA) /1,2/                                                        920,000         16,848         .18
Pricer AB, Class B (Sweden)                                                             568,750         16,610         .18
Rhon-Klinikum AG, preferred shares (Germany)                                            154,000         16,517         .18
MemberWorks Inc. (USA) /1/                                                              733,000         16,401         .18
Dr Solomon's Group PLC (American Depositary Receipts) (United Kingdom)/1/               635,000         16,113         .17
Pittston Brink's Group (USA)                                                            400,000         16,025         .17
Saskatchewan Wheat Pool, non-voting shares, Class B (Canada)                          1,125,000         15,432         .17
Choicepoint, Inc.  (USA) /1/                                                            400,000         14,950         .16
Concord EFS, Inc. (USA) /1/                                                             529,400         14,294         .15
SCB Computer Technology, Inc. (USA) /1,2/                                               562,350         11,809         .13
CCC Information Services Group Inc. (USA) /1/                                           529,100         11,243         .12
Rental Service Corp. (USA)/1/                                                           500,000         11,219         .12
Australian Hospital Care Ltd. (Australia) /1/                                         6,700,000         10,728
Australian Hospital Care Ltd., subscription rights                                    1,340,000            339         .12
Precision Response Corp. (USA) /1,2/                                                  1,398,000         10,835         .12
APCOA Parking AG (Germany) /2/                                                          120,800         10,625         .12
Rollins, Inc. (USA)                                                                     440,000         10,505         .11
Strategic Distribution, Inc. (USA) /1,2/                                              1,890,000         10,454         .11
National Surgery Centers, Inc. (USA) /1/                                                454,500          9,885         .11
Bally Total Fitness Holding Corp. (USA)/1/                                              560,500          9,669         .11
American Disposal Services, Inc. (USA) /1/                                              300,000          9,375         .10
MicroAge, Inc. (USA) /1/                                                                300,000          8,700         .09
G&K Services, Inc., Class A (USA)                                                       247,000          8,583         .09
Sapient Corp. (USA) /1/                                                                 166,300          8,461         .09
PMT Services, Inc. (USA) /1/                                                            545,000          8,448         .09
Flughafen Wien AG (Austria)                                                             200,000          8,275         .09
Bell & Howell Co. (USA)/1/                                                              250,000          8,109         .09
InaCom Corp. (USA) /1/                                                                  200,000          7,438         .08
CompuCom Systems, Inc. (USA) /1/                                                        800,000          7,400         .08
American Healthcorp, Inc. (USA) /1,2/                                                   522,000          7,373         .08
Alternative Resources Corp. (USA)/1/                                                    300,000          7,088         .08
Freepages Group PLC (United Kingdom)                                                 11,250,000          6,627         .07
Prosolvia AB, Class B (Sweden)/4/                                                       210,100          6,608         .07
Eagle River Interactive, Inc. (USA) /1/                                                 600,000          6,450         .07
Newalta Corp. (Canada)                                                                1,000,000          6,261         .07
Brunel International NV (Netherlands) /1/                                               297,255          6,216         .07
Vincam Group, Inc. (USA) /1/                                                            203,100          5,839         .06
Kanamoto Co., Ltd. (Japan)                                                            1,088,000          5,688         .06
More Group PLC (United Kingdom)                                                         475,000          5,405         .06
International Container Terminal Services, Inc., 1.75% convertible
 debentures 2004 (Philippines)                                                       $5,905,000          5,196         .06
PRT Corp. of America Units (USA)/1,2,3,4/                                                48,631          3,191
PRT Corp. of America, 4.00% convertible preferred/1,2,3,4,5/                             27,565          1,809         .05
Thomas Group, Inc. (USA) /1,2/                                                          388,500          4,953         .05
Henry Schein, Inc. (USA) /1/                                                            127,500          4,558         .05
UroCor, Inc. (USA)/1/                                                                   500,000          4,375         .05
Filofax Group PLC (United Kingdom)/2/                                                 1,956,000          4,167         .05
Staff Builders, Inc., Class A (USA)/1/                                                1,180,000          2,876         .03
MDC Corp., Class A (Canada) /1/                                                         433,333          2,698         .03
Triple P NV (Netherlands)/1/                                                            985,000          2,093         .02
InteliData Technologies Corp. (USA)/1/                                                  670,000          2,010         .02
Air & Water Technologies Corp., Class A (USA) /1/                                       203,000            419         .00

Broadcasting & Publishing - 9.10%
Westwood One, Inc. (USA)/1/                                                           1,943,100         61,693         .67
Cablevision Systems Corp., Class A (USA)/1/                                             910,000         57,103         .62
Antena 3 de Radio, SA (Global Depositary Receipts) (Spain) /1,2,3,4/                      1,500         39,207         .42
FLEXTECH PLC (United Kingdom) /1/                                                     3,979,600         38,635         .42
BET Holdings, Inc., Class A (USA) /1/                                                   662,100         35,009         .38
HSN, Inc. (USA) /1/                                                                     822,400         33,410         .36
United Video Satellite Group, Inc., Class A (USA) /1/                                 1,200,000         33,300         .36
NTL Inc. (USA)/1/                                                                     1,250,000         32,969         .36
CanWest Global Communications Corp. (Canada)                                          1,554,946         30,221         .33
United Television, Inc. (USA)                                                           250,000         26,063         .28
Scottish Media Group PLC (formerly Scottish Television PLC) (United Kingdom)          2,300,000         25,429         .27
Ackerley Group, Inc.(formerly Ackerley Communications, Inc.) (USA)                    1,285,000         23,210         .25
Emmis Broadcasting Corp., Class A (USA) /1/                                             476,100         22,734         .25
Ascent Entertainment Group, Inc.(USA) /1,2/                                           1,930,000         22,195         .24
Jones Intercable, Inc., Class A (USA) /1/                                             1,705,000         21,526         .23
Scandinavian Broadcasting System SA (Denmark - Incorporated in Luxembourg) /1,2         887,900         21,310         .23
Marieberg Tidnings A (Sweden)                                                           707,750         19,640         .21
Young Broadcasting Inc., Class A (USA)/1/                                               557,000         19,077         .21
Chrysalis Group PLC (United Kingdom)/2/                                               1,824,000         16,780         .18
Scholastic Corp. (USA) /1/                                                              408,800         16,148         .17
United International Holdings, Inc., Class A (USA) /1/                                1,295,000         15,864         .17
TCA Cable TV, Inc. (USA)                                                                400,000         15,600         .17
Central European Media Enterprises Ltd., Class A (USA - Incorporated in
Bermuda) /1/                                                                            555,000         14,846         .16
Data Broadcasting Corp. (USA)/1,2/                                                    2,000,000         13,500         .15
Adelphia Communications Corp., Class A (USA) /1/                                      1,008,100         12,223         .13
Comcast UK Cable Partners Ltd., Class A (United Kingdom - Incorporated
in Bermuda) /1/                                                                       1,150,000         11,788         .13
Baton Broadcasting Inc. (Canada)                                                        940,000         11,567         .12
Australian Provincial Newspapers Holdings Ltd. (Australia)                            5,402,537         10,098         .11
@Entertainment Inc. (USA) /1/                                                           635,000         10,001         .11
Shaw Communications Inc., Class B (Canada)                                            1,050,000          9,729         .11
New Straits Times Press (Malaysia) Bhd. (Malaysia)                                    3,175,000          9,595         .10
Primedia Ltd. (South Africa)                                                          1,650,000          9,535         .10
Wegener Arcade CV A (formerly Wegener NV) (Netherlands)                                 433,000          8,727         .09
Modern Times Group MTG AB, Class  B   (Sweden) /1/                                      884,000          6,892
Modern Times Group MTG AB, Class A  /1/                                                 203,440          1,559         .09
Gaylord Entertainment Co., Class A (USA)                                                295,050          7,616         .08
Grupo Radio Centro, SA de CV (American Depositary Receipts) (Mexico)                    420,000          7,271         .08
Century Communications Corp., Class A (USA)/1/                                          900,000          6,863         .07
ValueVision International, Inc., Class A (USA)/1/                                     1,370,000          6,508         .07
NRJ SA (France)                                                                          47,284          6,434         .07
Capital Radio PLC (United Kingdom)                                                      735,000          5,706         .06
Nasionale Pers Beperk (South Africa)                                                    534,900          5,688         .06
Matav-Cable Systems Media Ltd. (American Depositary Receipts) (Israel) /1/              320,000          5,480         .06
MIH Holdings Ltd. (South Africa)                                                      1,835,300          5,480         .06
Prime Television Ltd. (Australia)                                                     2,192,227          4,924         .05
TCI Music, Inc., Series A (formerly DMX Inc.) (USA) /1/                                 642,500          4,738         .05
Schibsted ASA (Norway)                                                                  252,800          4,425         .05
Southern Starr Group Ltd. (Australia)                                                 2,870,000          3,535         .04
Investec - Consultoria Internacional, SA (Portugal)                                      99,000          3,532         .04
HIT Entertainment PLC (United Kingdom)                                                  700,000          3,389         .04
Pacific Media PLC (United Kingdom) /1,2/                                             88,249,124          1,780         .02
Dorling Kindersley Holdings PLC (United Kingdom)                                        261,900          1,205         .01
ENDEMOL Entertainment Holding BV (Netherlands)                                           20,000            493         .01

Health & Personal Care - 8.19%
Orthodontic Centers of America, Inc. (USA) /1/                                        1,970,000         39,400         .43
IDEC Pharmaceuticals Corp. (USA) /1/                                                    920,000         38,525         .42
PathoGenesis Corp. (USA) /1,2/                                                        1,035,000         36,743         .40
Scotia Holdings PLC (United Kingdom) /2/                                              5,062,200         36,603         .40
Andrx Corp. (USA) /1,3,4/                                                               730,000         31,554         .34
Mentor Corp. (USA)                                                                      800,000         25,400         .27
Millennium Pharmaceuticals, Inc. (USA) /1/                                            1,250,000         24,375         .26
Vertex Pharmaceuticals Inc. (USA) /1/                                                   630,000         23,783         .26
Cytyc Corp. (USA) /1,2/                                                                 933,700         23,459         .25
Acuson Corp. (USA) /1/                                                                  850,000         23,162         .25
SONUS Pharmaceuticals, Inc. (USA) /1,2,4/                                               442,500         18,585
SONUS Pharmaceuticals, Inc. /1,2/                                                       107,500          4,515         .25
Gilead Sciences, Inc. (USA) /1/                                                         500,000         22,187         .24
Zonagen, Inc. (USA) /1/                                                                 590,800         21,269         .23
Thermedics Inc. (USA)/1/                                                              1,050,000         19,819         .21
i-STAT Corp. (USA) /1,2/                                                                727,000         16,903
i-STAT Corp. /1,2,4/                                                                    125,000          2,906         .21
Kos Pharmaceuticals, Inc. (USA)/1/                                                      550,000         19,662         .21
Protein Design Labs, Inc. (USA) /1/                                                     500,000         19,375         .21
COR Therapeutics, Inc. (USA) /1,2/                                                    1,150,000         19,119         .21
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)(India)                           553,500         11,485
Ranbaxy Laboratories Ltd.                                                               241,235          4,243         .17
Paragon Trade Brands, Inc. (USA) /1,2/                                                  787,700         14,622         .16
Pharmacyclics, Inc. (USA) /1,2,4/                                                       580,000         14,355         .16
Sano Corp. (USA) /1,2,4/                                                                600,000         14,325         .15
Cyberonics, Inc. (USA) /1,2,4/                                                          494,000          7,966
Cyberonics, Inc. /1,2/                                                                  370,800          5,979         .15
Anesta Corp. (USA) /1,2/                                                                550,000         12,787         .14
Physio-Control International Corp. (USA) /1/                                            750,000         12,703         .14
NeoPath, Inc. (USA)/1/                                                                  622,800         12,145         .13
Gedeon Richter Ltd. (Global Depositary Receipts) (Hungary)                              110,000         11,660         .13
Grupo Casa Autrey, SA de CV (American Depositary Receipts) (Mexico)                     500,000         11,437         .12
Nobel Biocare AB (Sweden)                                                               740,000         11,245         .12
Vical Inc. (USA) /1/                                                                    700,000          9,888         .11
Technical Chemicals and Products, Inc. (USA) /1,2/                                      600,000          9,600         .10
Martek Biosciences Corp. (USA)/1/                                                       600,000          9,000         .10
Genelabs Technologies, Inc. (USA) /1,2/                                               2,085,000          8,861         .10
PerSeptive Biosystems, Inc. (USA)/1/                                                    684,581          8,215
PerSeptive Biosystems, Inc., warrants, expire 2003 /1/                                    5,419             16         .09
ImClone Systems Inc. (USA) /1/                                                        1,000,000          8,125         .09
OrthoLogic Corp. (USA) /1/                                                            1,250,000          7,656         .08
Creative BioMolecules, Inc. (USA)/1/                                                    700,000          7,525         .08
Neose Technologies, Inc. (USA) /1/                                                      400,000          7,200         .08
SEQUUS Pharmaceuticals, Inc. (USA) /1/                                                  800,000          6,900
SEQUUS Pharmaceuticals, Inc., warrants, expire 4/17/98/1/                                80,832             44         .08
Intercardia, Inc. (USA) /1/                                                             300,000          6,750         .07
Gensia Sicor Inc. (formerly Gensia Pharmaceuticals, Inc.) (USA)                         964,000          6,688         .07
KeraVision, Inc. (USA) /1,2/                                                            795,000          6,658         .07
Digene Corp. (USA) /1/                                                                  500,000          6,437         .07
Virbac SA (France)                                                                       47,300          4,222         .05
CIMA LABS INC. (USA)/1,2/                                                               565,500          3,817         .04
Cardiovascular Diagnostics, Inc. (USA) /1,2/                                            412,500          3,712         .04
SIBIA Neurosciences, Inc. (USA) /1/                                                     410,000          3,434         .04
Ethical Holdings PLC (American Depositary Receipts)(United Kingdom) /1/                 675,000          3,080         .03
NPS Pharmaceuticals, Inc. (USA) /1/                                                     300,000          2,775         .03
T Cell Sciences, Inc. (USA) /1,2,4/                                                     800,000          1,700
T Cell Sciences, Inc. /1,2/                                                             500,000          1,063         .03
InSite Vision Inc. (USA) /1/                                                            350,000          1,619
InSite Vision Inc./1,4/                                                                 200,000            925
InSite Vision Inc., warrants, expire 2001 /1,4/                                          50,000             69         .03
ImmuLogic Pharmaceutical Corp. (USA) /1/                                                750,000          2,484         .03
Neurocrine Biosciences, Inc. (USA) /1/                                                  249,000          2,381         .02
Alpha-Beta Technology, Inc. (USA) /1/                                                   695,000          2,063         .02
Vision-Sciences, Inc. (USA) /1/                                                         484,500          1,332         .01
Life Medical Sciences, Inc. (USA)/1/                                                    295,000          1,143         .01

Energy Sources - 5.86%
Fletcher Challenge Energy (New Zealand)                                              21,339,310         96,495        1.04
Chauvco Resources Ltd., Class A  (Canada)                                             2,061,300         45,210         .49
Premier Oil PLC (United Kingdom) /2/                                                 51,251,227         42,394         .46
Ranger Oil Ltd. (Canada)                                                              4,350,000         40,776         .44
Oil Search Ltd.  (Australia)                                                         13,740,000         31,656
Oil Search Ltd. /4/                                                                   2,300,000          5,299         .40
Hardy Oil & Gas PLC (United Kingdom)                                                  6,037,900         33,134         .36
QCT Resources Ltd. (Australia)                                                       27,043,028         32,132         .35
Ramco Energy PLC (United Kingdom) /2/                                                 1,597,000         28,095         .30
Paramount Resources Ltd. (Canada) /2/                                                 2,493,000         24,001         .26
ELAN Energy Inc. (Canada) /1,2/                                                       3,212,000         23,715         .25
Novus Petroleum Ltd. (Australia) /2/                                                  5,670,461         21,527         .23
Forcenergy Inc (USA) /1/                                                                526,300         20,427         .22
Cabre Exploration Ltd. (Canada) /1,2/                                                   993,400         19,235         .21
Abacan Resource Corp. (Canada) /1,2/                                                  4,762,400         14,823
Abacan Resource Corp. /1,2/                                                             947,000          2,959         .19
Encal Energy Ltd. (Canada)                                                            4,335,000         16,788         .18
American Exploration Co. (USA)/1/                                                       500,000          9,500         .10
Arcon International Resources PLC (Ireland)                                          11,798,000          7,426         .08
Rubis & Cie (France)                                                                    214,000          5,061         .05
Black Sea Energy Ltd. (Canada)                                                        1,950,000          4,517         .05
World Fuel Services Corp. (USA)                                                         178,300          4,435         .05
Pentex Energy PLC (United Kingdom)                                                   14,480,000          3,506         .04
Aminex PLC (Ireland) /4/                                                              3,250,000          3,410         .04
Orbit Oil & Gas Ltd. (Canada) /2/                                                     2,681,000          2,523         .03
Cultus Petroleum New NL (Australia)  /4/                                                580,000          1,240
Cultus Petroleum NL                                                                     210,000            449         .02
Anzoil NL (Australia) /1,2/                                                          40,600,000          1,441         .01
Providence Resources (Ireland)                                                       11,798,000            686         .01

Merchandising - 5.34%
Consolidated Stores Corp. (USA) /1/                                                   1,445,312         60,522         .65
Zale Corp. (USA) /1,2/                                                                1,950,000         50,578         .55
Gymboree Corp. (USA) /1,2/                                                            1,535,600         39,926         .43
Sports Authority, Inc. (USA) /1/                                                      1,233,300         22,970
Sports Authority, Inc., 5.25% convertible debentures 2001 /4/                       $11,000,000         10,093         .36
Williams-Sonoma, Inc. (USA) /1/                                                         475,000         20,306
Williams-Sonoma, Inc., 5.25% convertible debentures 2003/4/                          $3,500,000          5,880         .28
Fabri-Centers of America, Inc., Class A (USA) /1,2/                                     525,000         12,141
Fabri-Centers of America, Inc., non-voting shares, Class B /1,2/                        525,000         11,386         .25
DFS Furniture Co. PLC (United Kingdom)                                                2,097,700         20,653         .22
Dickson Concepts (International) Ltd.  (Hong Kong - Incorporated in Bermuda)          5,477,199         20,423         .22
Talbots, Inc. (USA)                                                                     675,300         19,288         .21
Mobel Walther AG, non-voting, preferred shares (Germany)                                260,000         12,910
Mobel Walther AG                                                                         88,000          4,619         .19
Bilia AB, Class A (Sweden)                                                            1,085,000         16,488         .18
AnnTaylor, Inc. (USA)/1/                                                                955,900         14,219         .15
Controladora Comercial Mexicana, SA de CV Units (Mexico)                             10,737,000         13,743         .15
Michaels Stores, Inc. (USA)/1/                                                          400,000         12,225         .13
Migros Turk TAS (Turkey)                                                             13,634,675         11,940         .13
Garden Ridge Corp. (USA) /1/                                                            795,000         11,627         .13
Piercing Pagoda, Inc. (USA) /1,2/                                                       335,000         10,636         .12
Hanover Direct, Inc. (USA) /1/                                                        6,280,440         10,598         .11
Hornbach Holding AG, preferred shares (Germany)                                         142,650         10,119         .11
Hibbett Sporting Goods, Inc. (USA) /1/                                                  300,000          8,363         .09
Homeplace Holdings, 7.00% convertible preferred (USA)/1,3/                               30,200          8,003         .09
Haverty Furniture Companies, Inc. (USA)                                                 545,000          7,698         .08
Marks Bros. Jewelers, Inc. (USA) /1,2/                                                  510,000          7,140         .08
PT Modern Photo Film Co. (Indonesia)                                                  5,320,000          6,946         .08
Chapters Inc. (Canada)                                                                  305,200          6,164
Chapters Inc., warrants, expire 1/10/98                                                  19,000            353         .07
Homac Corp. (Japan)                                                                     663,000          6,052         .07
Suburban Ostomy Supply Co., Inc. (USA) /1,2/                                            563,000          5,489         .06
Aldeasa (Spain)                                                                         215,000          4,731         .05
Liquidation World Inc. (Canada)                                                         186,000          3,736         .04
Cash Converters International Ltd. (Australia) /2/                                    9,417,563          3,040         .03
Tandy Brands Accessories, Inc. (USA) /1/                                                221,625          2,881         .03

Leisure & Tourism - 5.20%
Village Roadshow Ltd. (Australia)                                                     8,201,596         29,116
Village Roadshow Ltd., 5.50% preferred shares, Class A                                5,722,143         15,132         .48
Four Seasons Hotels Inc. (Canada)                                                     1,062,149         43,824         .47
Imax Corp. (Canada) /1,2/                                                             1,558,000         40,703         .44
Ticketmaster Group, Inc. (USA)/1,2/                                                   1,600,000         37,200         .40
Florida Panthers Holdings, Inc., Class A (USA) /1/                                      951,700         22,424
Florida Panthers Holdings, Inc., Class A  /1,4/                                         500,000         11,781         .37
Rio Hotel & Casino, Inc. (USA) /1,2/                                                  1,382,700         28,950         .31
Landry's Seafood Restaurants, Inc.(USA) /1,4/                                           926,500         27,216         .30
J D Wetherspoon PLC (United Kingdom)                                                  1,040,987         25,034         .27
Consolidated Products, Inc. (USA) /1,2/                                               1,000,000         19,438         .21
Hoyts Cinemas Ltd. (Australia)                                                        9,228,022         18,452         .20
AAPC Ltd. (Australia) /2/                                                            38,618,333         15,948
AAPC Ltd.  /2,4/                                                                         61,978             26         .17
CINAR Films Inc., Class B (Canada) /1/                                                  415,300         15,833         .17
Spelling Entertainment Group Inc. (USA) /1/                                           1,500,000         13,781         .15
Cheesecake Factory Inc. (USA) /1/                                                       450,000         12,403         .13
Alliance Communications Corp., non-voting shares, Class B (Canada) /1,2/                519,000          6,556
Alliance Communications Corp., Class A /1,2/                                            322,700          4,029         .12
Morton's Restaurant Group, Inc. (USA)/1,2/                                              415,000         10,168         .11
All American Communications, Inc., Class B (USA)/1/                                     370,000          8,418         .09
Station Casinos, Inc. (USA) /1/                                                       1,005,000          8,166         .09
Capital Corp. PLC (United Kingdom)                                                    2,900,000          7,840         .09
WHG Resorts & Casinos, Inc. (USA) /1,2/                                                 380,000          7,790         .09
Norsk Lotteridrift ASA (Norway) /2/                                                     965,000          7,424         .08
Gaumont SA (France)                                                                      94,835          6,701         .07
Silicon Gaming, Inc. (USA) /1,3,4/                                                      426,666          6,400         .07
Lions Gate (Canada)/3/                                                                2,075,000          6,083         .07
Penske Motorsports, Inc. (USA)/1/                                                       164,800          5,531         .06
Tourism Asset Holdings Ltd. (Australia)                                               5,531,713          5,210         .06
Mandarin Oriental Hotel Group Ltd. (Hong Kong)                                        4,040,217          4,081         .04
Mainframe Entertainment, Inc. (Canada)                                                  516,000          4,015         .04
Filmes Lusomundo, SA, preferred shares (Portugal)                                       292,500          2,190         .02
Golden Harvest Entertainment (Holdings) Ltd. (Hong Kong)                             10,400,000          1,721         .02
MovieFone, Inc., Class A (USA)/1/                                                       240,900          1,325         .01

Banking - 3.51%
First Financial Corp. (USA)                                                           1,250,000         42,578         .46
Keystone Financial, Inc. (USA)                                                          787,500         29,728         .32
Associated Banc-Corp (USA)                                                              605,340         27,278         .29
FirstMerit Corp. (USA)                                                                  680,000         18,360         .20
UST Inc. (USA)                                                                          700,000         17,850         .19
Citizens Banking Corp. (USA)                                                            376,600         16,570         .18
Banco de Galicia y Buenos Aires SA, Class B (American Depositary Receipts)
(Argentina) /1/                                                                         555,730         16,464         .18
Fulton Financial Corp. (USA)                                                            547,540         16,221         .18
Provident Bankshares Corp. (USA)                                                        283,500         16,160         .17
Fort Wayne National Corp. (USA)                                                         450,000         16,031         .17
Imperial Bancorp (USA) /1/                                                              400,000         14,950         .16
Yapi ve Kredi Bankasi AS (Turkey)                                                   552,522,220         13,801         .15
Washington Federal Savings and Loan Assn. (USA)                                         428,248         12,687         .14
First Midwest Bancorp, Inc. (USA)                                                       312,500         11,719         .13
Carolina First Corp. (USA)                                                              528,400         11,559         .12
AMCORE Financial, Inc. (USA)                                                            504,000         11,466         .12
Dah Sing Financial Holdings Ltd. (Hong Kong)                                          2,170,000          9,115         .10
Commerce Bancorp, Inc. (USA)                                                            232,905          9,054         .10
International Bank of Asia Ltd. (Hong Kong)                                          10,497,000          8,411         .09
Bank Handlowy w Warszawie SA (Global Depositary Receipts) (Poland) /1/                  189,000          2,674         .03
Sterling Financial Corp. (USA) /1/                                                      138,000          2,631         .03

Energy Equipment - 2.83%
J. Ray McDermott SA (USA) /1/                                                         1,700,000         83,300         .90
Camco International, Inc. (USA)                                                         990,700         69,101         .75
Smedvig ASA, Class A (Norway)                                                         1,340,000         40,478
Smedvig ASA, non-voting shares, Class B                                                 812,500         24,200         .70
Shaw Industries Ltd., Class A (Canada)                                                  595,000         23,387         .25
Petroleum Geo-Services ASA (American Depositary Receipts) (Norway)/1/                   314,500         21,268         .23

Chemicals - 2.78%
Valspar Corp. (USA)                                                                   1,281,000         40,191         .42
OM Group, Inc. (USA)                                                                    900,000         35,944         .39
Airgas, Inc. (USA)/1/                                                                 1,844,200         31,236         .34
Cambrex Corp. (USA)                                                                     550,000         25,644         .28
Kalon Group PLC (United Kingdom)                                                      9,030,000         24,995         .27
Mycogen Corp. (USA) /1/                                                                 900,000         21,150         .23
McWhorter Technologies, Inc. (USA) /1,2/                                                706,000         17,738         .19
Polymer Group, Inc. (USA) /1/                                                         1,285,000         16,544         .18
Holliday Chemical Holdings PLC (United Kingdom)                                       4,912,500         14,510         .16
Georgia Gulf Corp. (USA)                                                                450,300         13,790         .15
Ferro Corp. (USA)                                                                       150,000          5,728         .06
NuCo2 Inc. (USA) /1/                                                                    330,000          5,362         .06
Landec Corp. (USA)/1,2/                                                                 690,000          3,709         .04
Epicore Network Inc. (Canada)/2/                                                      1,405,000            509         .01

Electronic Instruments - 2.43%
Plantronics, Inc. (USA) /1,2/                                                         1,000,000         37,750         .41
Tokyo Seimitsu Corp. (Japan)                                                            894,000         24,112         .26
ThermoQuest Corp. (USA) /1/                                                           1,010,000         20,200         .22
Trimble Navigation Ltd. (USA) /1/                                                     1,000,000         19,625         .21
LoJack Corp. (USA) /1,2/                                                              1,347,000         19,195         .21
Disco Corp. (Japan)                                                                     575,000         18,610         .20
CIDCO Inc. (USA) /1,2/                                                                  913,000         17,575         .19
Milltronics Ltd. - Milltronics Ltee (Canada)/2/                                         900,000         12,671         .15
ASM Pacific Technology Ltd. (Hong Kong)                                              13,969,000         12,277         .13
Horiba, Ltd. (Japan)                                                                    890,000          9,676         .10
Vivid Technologies, Inc. (USA) /1,2/                                                    600,000          9,300         .10
Lumonics Inc. (Canada) /1/                                                              460,000          9,157         .10
ANTEC Corp. (USA)/1/                                                                    570,000          6,697         .07
Harmonic Lightwaves, Inc. (USA)/1/                                                      300,000          4,912         .05
Micronic Laser Systems AB (Sweden) /3,4/                                                400,000          2,009         .02
Voice Control Systems, Inc. (USA) /1/                                                   247,000            957         .01

Transportation: Shipping - 2.37%
Knightsbridge Tankers Ltd. (Bermuda) /2/                                              1,105,000         31,285         .34
Stolt-Nielsen SA, Class B (American Depositary Receipts) (Multinational)              1,040,000         30,160         .33
ICB Shipping AB, Class B (Sweden)                                                     1,667,000         25,223         .27
Skibsaksjeselskapet Storli, Class A (Norway)                                            540,000         12,310
Skibsaksjeselskapet Storli, Class B                                                     455,000         10,340         .24
Bona Shipholding Ltd. (Norway)                                                        1,370,000         18,372         .20
Orient Overseas (International) Ltd. (Hong Kong - Incorporated in Bermuda)           21,715,000         15,717         .17
Nordic American Tanker Shipping Ltd.(Bermuda) /1,2/                                     762,000         14,288         .15
Nordstrom & Thulin AB, Class B (Sweden) /1/                                           3,618,300         12,718         .14
Benor Tankers Ltd. (Norway)  /2/                                                      1,240,000         11,027         .12
MIF Ltd. (Multinational)/2/                                                             668,202         10,634         .11
London & Overseas Freighters Ltd. (Bermuda)/2/                                        4,833,000          7,098         .08
Ugland International Holdings PLC (United Kingdom)                                    5,000,000          6,698         .07
Wah Kwong Shipping Holdings Ltd. (Hong Kong)                                          5,713,000          6,202         .07
IMC Holdings Ltd. (Hong Kong)                                                         8,198,000          4,000         .04
Waterfront Shipping ASA (Norway) /1/                                                  3,340,000          3,725         .04

Electronic Components - 2.36%
Flextronics International Ltd. (USA-Incorporated in Singapore) /1,2/                    825,000         39,291         .42
Pioneer-Standard Electronics, Inc. (USA) /2/                                          1,660,000         28,531         .31
Littelfuse, Inc. (USA) /1/                                                              800,000         27,900         .30
Alliance Semiconductor Corp. (USA) /1,2/                                              2,510,000         24,786         .27
PMC-Sierra, Inc. (USA) /1/                                                              890,700         22,713         .25
S3 Inc. (USA) /1/                                                                     1,600,000         18,800         .20
Rogers Corp. (USA)/1/                                                                   370,000         16,002         .17
Trident Microsystems, Inc. (USA)/1,2/                                                   825,000         14,541         .16
QPL International Holdings Ltd. (Hong Kong)                                          11,010,000          9,961         .11
ITI Technologies, Inc. (USA) /1/                                                        285,200          8,128         .09
Accton Technology Corp. (Global Depositary Receipts) (Taiwan) /1/                     1,274,900          7,618         .08
First Pacific Networks, Inc. (USA)/1/                                                   850,000              8
First Pacific Networks, Inc., warrants, expire 2000 /1,3/                               250,000              0
First Pacific Networks, Inc., convertible preferred, Series H /1,3,4/                     1,000              0         .00

Financial Services - 2.05%
Newcourt Credit Group Inc. (Canada)                                                   2,880,000        108,300        1.17
OM Gruppen AB (Sweden)/2/                                                             1,443,100         49,295         .53
CB Commercial Real Estate Services Group, Inc. (USA)/1/                                 500,000         16,000         .18
MoneyGram Payment Systems, Inc. (USA) /1,2/                                             878,600         15,760         .17

Industrial Components - 1.90%
Federal-Mogul Corp. (USA)                                                             1,245,000         46,221         .50
Superior TeleCom Inc. (USA) /1/                                                         600,000         23,625         .26
Tower Automotive, Inc. (USA) /1/                                                        514,500         23,153         .25
Applied Technologies, Inc.(USA)                                                         490,350         16,886         .18
Material Sciences Corp. (USA)/1,2/                                                    1,000,000         14,250         .15
Semperit AG Holding, Class B (Austria)                                                  114,250         12,433
Semperit AG Holding, Class B New                                                         11,937          1,302         .15
Koito Manufacturing Co., Ltd. (Japan)                                                 1,670,000         10,741         .12
Finnveden Invest AB, Class B (Sweden)                                                   300,000          7,770         .08
Standard Products Co. (USA)                                                             280,000          7,367         .08
Kolbenschmidt AG (Germany) /1/                                                          450,000          6,895         .07
Innovative International (Holdings) Ltd. (Hong Kong)                                 18,361,707          5,458
Innovative International (Holdings) Ltd., warrants, expire 8/31/99                    1,836,170             89         .06

Miscellaneous Materials & Commodities - 1.78%
Intertape Polymer Group Inc. (Canada) /2/                                             1,500,000         36,375         .39
Hoganas Eldfast AB, Class B (Sweden)                                                    935,000         33,545         .36
Sealed Air Corp. (USA)/1/                                                               400,000         21,975         .24
Carbide/Graphite Group, Inc. (USA) /1,2/                                                511,800         17,401         .19
Delta and Pine Land Co. (USA)                                                           460,900         14,835         .16
Sinocan Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                          33,120,000         12,200         .13
Ashton Mining Ltd. (Australia - Incorporated in Bermuda)                              7,600,000          9,856         .12
PT PP London Suymatra Indonesia (Indonesia)                                           5,486,400          6,742         .07
Arisawa Manufacturing Co. (Japan) /1/                                                   411,000          5,866         .06
PT Mulia Industrindo (Indonesia)                                                     20,528,000          3,942         .04
New Indigo Resources (Canada)                                                           600,000          2,172         .02

Food & Household Products - 1.74%
Metro-Richelieu Inc., Class A (Canada)                                                3,010,000         35,296         .38
Smithfield Foods, Inc. (USA) /1/                                                        900,000         27,000         .29
Tingyi (Cayman Islands) Holding Corp. (China - Incorporated in the
Cayman Islands)                                                                      65,600,000         13,057
Tingyi (Cayman Islands) Holding Corp., 1.625% convertible debentures 2002            $8,000,000          7,460         .22
Grupo Industrial Maseca, SA de CV, Class B (American Depository Receipts) (Mexi       1,026,400         18,603         .20
Hazlewood Foods PLC (United Kingdom)                                                  7,500,000         18,097         .20
Geest PLC (United Kingdom)                                                            2,250,000         13,073         .14
Berisford International PLC (United Kingdom)                                          3,000,000          8,473         .09
Celestial Seasonings, Inc. (USA) /1,2/                                                  260,000          8,060         .09
Sadia Concordia SAIC, preferred shares (Brazil)                                       6,800,000          6,763         .07
Ben & Jerry's Homemade, Inc., Class A (USA) /1/                                         400,000          5,150         .06

Machinery & Engineering - 1.73%
KCI Konecranes International Corp. (Finland) /2/                                        975,000         40,409         .44
Svedala Industri AB (Sweden)                                                          1,418,000         33,166         .36
Thermo Fibertek Inc. (USA) /1/                                                        1,600,000         18,800
Thermo Fibertek Inc., 4.50% convertible debentures 2004 (USA)/1/                     $4,000,000          4,200         .25
Crompton & Knowles Corp. (USA)                                                          678,400         18,020         .19
Greenfield Industries, Inc. (USA)                                                       511,900         14,717         .16
Sig Inhaber (Switzerland)                                                                 3,740         10,906         .12
UMW Holdings Bhd. (Malaysia)                                                          4,066,000          8,150         .08
Miura Co., Ltd. (Japan)                                                                 500,000          6,224         .07
Thermo Power Corp. (USA)/1,2/                                                           620,000          5,154         .06
Stevens International, Inc., Class A, warrants, expire 10/30/97 (USA) /1,3/               8,333              0

Data Processing & Reproduction - 1.72%
HNC Software Inc. (USA) /1,2/                                                         1,145,000         45,514         .49
Indus Group, Inc. (USA) /1/                                                           1,235,000         19,760         .21
Avid Technology, Inc. (USA) /1/                                                         600,000         19,500         .21
Cerner Corp. (USA) /1/                                                                  775,000         18,552         .20
Edify Corp. (USA) /1,2/                                                               1,055,000         15,166         .16
Mentor Graphics Corp. (USA) /1/                                                       1,050,000         12,731         .14
PictureTel Corp. (USA) /1/                                                              999,500         10,370         .11
Altron Inc. (USA) /1/                                                                   425,000          7,066         .08
Macromedia, Inc. (USA) /1/                                                              555,000          6,695         .07
Cylink Corp. (USA) /1/                                                                  165,000          2,609         .03
Verity, Inc. (USA) /1/                                                                  248,800          1,213         .02
SoftQuad International Inc. (Canada)/1/                                                 270,000            405         .00

Metals:  Nonferrous - 1.22%
Capral Aluminium Ltd. (Australia) /2/                                                12,237,825         37,770         .41
Kaiser Aluminum Corp. (USA)/1/                                                        1,850,000         26,247         .28
Century Aluminum Co. (USA)                                                              955,000         16,832         .18
ERAMET (France) /4/                                                                     226,910         10,241
ERAMET                                                                                   61,802          2,789         .14
QNI Ltd. (Australia)                                                                  9,011,900         12,405         .14
International Precious Metals Corp. (Canada) /1,2/                                    1,155,000          6,786         .07

Telecommunications - 1.08%
Mobile Telecommunication Technologies Corp. (USA)/1,2/                                3,525,000         57,061         .62
Nera ASA (Norway) /2/                                                                 3,287,500         20,418         .22
Globalstar Telecommunications Ltd. (USA)/1/                                             200,000         10,500         .11
M-Cell Ltd.(South Africa)                                                             4,300,400          5,912         .06
Centennial Cellular Corp. (USA) /1/                                                     300,000          5,138         .06
Pilipino Telephone Corp. (Philippines) /1/                                            3,125,000            825         .01

Insurance - 1.08%
Independent Insurance Group PLC (United Kingdom)                                      1,630,000         29,991         .32
Mutual Risk Management Ltd. (USA)                                                       400,000         20,325         .22
Harleysville Group Inc. (USA)                                                           375,000         15,750         .17
Executive Risk Inc. (USA)                                                               150,000         10,256         .11
Selective Insurance Group, Inc. (USA)                                                   195,000         10,043         .11
Liberty Corp. (USA)                                                                     200,000          9,050         .10
Unipol Priv (Italy)                                                                   2,220,000          4,188         .05

Wholesale & International Trade - 1.04%
Brightpoint, Inc. (USA) /1,2/                                                         1,566,250         72,635         .78
Daewoo Corp. (South Korea)                                                            1,400,000          9,890         .11
Lazare Kaplan International Inc. (USA) /1,2/                                            500,000          7,688         .08
Kamei Corp. (Japan)                                                                     693,000          6,154         .07

Real Estate - 1.04%
Unibail (France)                                                                        379,000         37,285         .40
Castellum AB  (Sweden) /1/                                                            2,375,000         22,910         .25
Cadiz Land Co., Inc. (USA)/1,2/                                                       1,665,000         11,863
Cadiz Land Co., Inc. /1,2,4/                                                            250,000          1,781         .15
Newhall Land and Farming Co. (USA)                                                      463,600         11,184         .12
Diligentia AB (Sweden)                                                                  800,000         10,783         .12

Recreation & Other Consumer Products - 1.00%
WMS Industries Inc. (USA) /1/                                                           900,000         27,169         .29
ACTIVISION, Inc. (USA) /1,2,4/                                                          570,000          8,550
ACTIVISION, Inc./1,2/                                                                   330,000          4,950         .14
Galoob Toys, Inc. (USA) /1/                                                             850,000         12,538         .14
Midway Games Inc. (USA) /1/                                                             440,500         11,673         .13
Acclaim Entertainment, Inc. (USA) /1/                                                 1,860,000          9,416         .10
Infogrames Entertainment (France)                                                        51,000          6,517
Infogrames Entertainment, 2.00% convertible debentures 2002                              $9,000          1,460         .09
Crystal Dynamics, Inc., convertible preferred, Series D (USA) /1,3,4/                   533,334          4,000         .04
China - Hongkong Photo Products Holdings Ltd. (Hong Kong - Incorporated
in Bermuda)                                                                          12,060,000          3,975         .04
Koei Co., Ltd. (Japan)                                                                  234,900          2,437         .03

Beverages & Tobacco - 1.00%
Brau-Union Goss-Reininghaus-osterreichische Brau AG (Austria)                           271,900         16,247         .18
Corporate Investments Ltd. (New Zealand)/2/                                          25,500,000         15,189         .16
Pepsi-Gemex, SA de CV (Global Depositary Receipts) (Mexico)                             685,000         11,688
Pepsi-Gemex, SA de CV                                                                   600,000          1,727         .14
BBAG osterreichische Brau-Beteiligungs-AG (Austria)                                     180,220          9,864         .11
Canandaigua Brands Inc., Class A (USA) /1/                                              200,000          9,425         .10
Quilmes Industrial SA, preferred shares (American Depositary Receipts)
(Argentina)                                                                             600,000          9,300         .10
Guinness Anchor Bhd. (Malaysia)                                                       4,830,000          7,447         .08
San Miguel Brewery Hong Kong Ltd. (Hong Kong)                                        11,600,000          4,498         .05
Al-Ahram Beverages (Global Depositary Receipts) (Egypt)/1/                              120,000          3,780         .04
Matthew Clark PLC (United Kingdom)                                                      849,759          3,360         .04

Transportation: Rail & Road - 0.93%
Swift Transportation Co., Inc. (USA) /1/                                                950,000         30,044         .32
Werner Enterprises, Inc. (USA)                                                          800,000         19,400         .21
Tranz Rail Holdings Ltd.(American Depositary Receipts) (New Zealand)                  1,051,200         17,345         .19
M.S. Carriers, Inc. (USA)/1/                                                            466,400         12,418         .13
Simon Transportation Services Inc., Class A (USA) /1/                                   300,000          7,088         .08

Textiles & Apparel - 0.90%
Wolford Group (Austria)/2/                                                              324,000         29,259         .32
Esprit Asia Holdings Ltd. (Hong Kong)                                                36,314,000         18,891         .20
Hartmarx Corp. (USA) 1                                                                1,287,400         11,104         .12
St. John Knits, Inc. (USA)                                                              225,000         10,111         .11
Saha-Union Corp. Ltd. (Thailand)                                                      8,488,300          7,093         .08
PT Indo-Rama Synthetics (Indonesia)                                                   7,952,700          4,886         .05
Gargoyles, Inc. (USA)/1/                                                                360,000          2,160         .02

Multi-Industry - 0.75%
Industriforvaltnings AB Kinnevik, Class B  (Sweden)                                     884,000         19,800
Industriforvaltnings AB Kinnevik, Class A                                               203,440          4,543         .26
SA D'Ieteren NV (Belgium)                                                               103,883         22,296         .24
Corporacion Financiera Alba, SA (Spain)                                                 178,449         19,958         .22
Aboitiz Equity Ventures (Philippines)                                                76,346,940          3,179         .03

Appliances & Household Durables - 0.58%
Pittway Corp., Class A (USA)                                                            458,000         29,741         .32
Gemstar International Group Ltd. (USA) /1/                                              960,900         24,023         .26

Utilities: Electric & Gas - 0.57%
Australian Gas Light Co. (Australia)                                                  3,895,920         26,476         .29
Energen Corp. (USA)                                                                     576,400         20,498         .22
Capex SA, Class A (Global Depositary Receipts)(Argentina)                               334,200          5,723         .06

Electrical & Electronics - 0.54%
Elsag Bailey Process Automation NV (Netherlands)/1/                                     716,600         12,093         .13
ERG Ltd. (Australia)                                                                  9,014,840          7,184         .08
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                  2,544,000          6,938         .08
TriGem Computer Inc. (South Korea)                                                      400,000          6,922         .07
Tandberg Television AS (Norway)                                                         720,000          5,793         .06
Powerwave Technologies, Inc. (USA) /1/                                                  120,000          4,650         .05
Gilat Satellite Networks Ltd. (Israel)/1/                                               100,000          3,689         .04
Celeritek, Inc. (USA) /1/                                                               158,000          2,804         .03

Building Materials & Components - 0.51%
Futuris Corp. Ltd. (Australia)                                                       10,553,316         15,559         .17
Puerto Rican Cement Co., Inc. (USA)/2/                                                  371,000         14,886         .16
Apasco, SA de CV (Mexico)                                                             1,322,620         10,116         .11
Cia. Cimento Portland Itau, preferred shares (Brazil)                                23,200,000          7,091         .07

Forest Products & Paper - 0.51%
Caraustar Industries, Inc. (USA)                                                        810,000         27,742         .30
Deltic Timber Corp. (USA)                                                               592,857         19,379         .21

Construction & Housing - 0.33%
Palm Harbor Homes, Inc. (USA) /1/                                                       483,281         14,257         .15
Ryland Group, Inc. (USA)                                                                739,700         13,130         .14
Corporacion Geo, SA de CV, Class B (Mexico)                                             543,568          3,429         .04

Metals: Steel - 0.28%
Tubos de Acero de Mexico, SA  (American Depositary Receipts) (Mexico) /1/             1,000,000         23,187         .25
Ispat Industries Ltd., 3.00% convertible debentures 2001 (India)                     $4,700,000          2,397         .03

Automobiles - 0.15%
Mahindra & Mahindra Ltd. (India)                                                        550,000          5,896
Mahindra & Mahindra Ltd. (Global Depositary Receipts)                                   250,000          2,937         .10
Qingling Motors Co., Ltd., 3.50% convertible debentures 2002 (China) /1,4/           $4,500,000          4,928         .05

Gold Mines - 0.13%
Avocet Mining PLC (United Kingdom)/2,4/                                               1,500,000          3,607
Avocet Mining PLC /2/                                                                   600,000          1,443         .06
Ashanti Goldfields Co. Ltd. (Ghana)                                                     400,000          4,080         .04
Navan Resource PLC (Ireland)                                                          1,000,000          2,098         .02
Philippine Gold PLC (United Kingdom) /2/                                              2,453,700          1,089         .01

Transportation: Airlines - 0.12%
Philippine Airlines Inc. (Philippines)/3/                                            64,494,643          9,457         .10
PR Holdings, Inc., subscription rights (Philippines) /1,3,4/                          1,730,000          1,681         .02

Equity Common Trusts - 0.10%
Atle AB, Class A (Sweden)                                                               600,000          9,078         .10

Aerospace & Military Technology - 0.03%
Orbital Sciences Corp., 5.00% convertible debentures 2002  (USA)                     $2,500,000          2,731         .03

Miscellaneous - 4.59%
Other equity-type securities in initial period of acquisition                                          425,211        4.59
                                                                                                  ----------- -----------
TOTAL EQUITY-TYPE SECURITIES (cost: $6,445,467,000)                                                  8,310,995       89.79
                                                                                                  ----------- -----------

                                                                                     Principal
                                                                                        Amount
SHORT-TERM SECURITIES                                                                    (000)

Corporate Short-Term Notes - 8.36%
Svenska Handelsbanken 5.51% due 10/9-12/9/97                                            $74,300         73,831         .80
National Australia Funding (Delaware) Inc. 5.48%-5.50% due 10/6-11/18/97                 70,800         70,504         .76
Societe Generale 5.495%-5.53% due 10/2-12/17/97                                          61,000         60,476         .65
ANZ (Delaware) Inc. 5.49% due 10/28-10/29/97                                             59,000         58,738         .64
General Electric Capital Corp. 5.50%-6.50% due 10/1-12/10/97                             58,500         58,201         .63
Glaxo Wellcome PLC 5.49%-5.50% due 11/4-12/11/97 /4/4                                    56,700         56,280         .61
Abbey National North America 5.47%-5.50% due 10/17-12/23/97                              54,100         53,747         .58
Canada Bills 5.44%-5.51% due 10/8-11/3/97                                                48,500         48,401         .52
Ritz American Holdings 5.49%-5.52% due 10/27-11/12/97  /4/                               45,000         44,765         .48
Panasonic Finance Inc. 5.48%-5.50% due 11/4-11/14/97  /4/                                43,000         42,749         .46
Ford Credit Europe PLC 5.51%-5.52% due 10/16-12/3/97                                     42,200         41,991         .45
Bayer AG 5.48%-5.50% due 11/18-12/19/97 /4/                                              41,500         41,086         .44
Daimler-Benz North America Corp. 5.50%-5.51% due 10/17-12/19/97                          40,000         39,641         .43
Rank Xerox Capital (Europe) PLC 5.47%-5.50% due 10/3-10/10/97                            39,000         38,950         .42
Arco British Ltd. 5.50%-5.53% due 10/16-10/30/97 /4/                                     25,000         24,909         .27
Toronto-Dominion Holdings Inc. 5.50% due 10/14/97                                        20,000         19,957         .22

Federal Agency Discount Notes - 0.86%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.) 5.43%-5.44% due 10/6-12          43,400         43,126         .47
Fannie Mae (formerly Federal National Mortgage Assn.) 5.40%-5.45% due 11/4-11/2          36,600         36,369         .39

U.S. Treasury Bills - 0.48%
5.065%  due 2/12/98                                                                      45,000         44,161         .48

Non-U.S. Currency - 0.05%
Taiwanese Dollars                                                                 NT$  137,800           4,825         .05

                                                                                                  -----------    --------
TOTAL SHORT-TERM SECURITIES (cost: $902,914,000)                                                       902,707        9.75
                                                                                                  -----------    --------
TOTAL INVESTMENT SECURITIES (cost: $7,348,381,000)                                                   9,213,702       99.54

Excess of cash and receivables over payables                                                           42,450        0.46
                                                                                                  -----------    --------
NET ASSETS                                                                                          $9,256,152      100.00
                                                                                                  ===========    ========

1  Non-income-producing securities.
2 Represents an affiliated company as defined under the Investment Company Act of 1940.
3 Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
4  Valued under procedures established by the fund's Board of Directors.
5 Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1997

@Entertainment
ABR Information Services
Aldeasa
Alliance Semiconductor
Allied Waste Industries
AMCORE Financial
American Exploration
American Healthcorp
Aminex
Andrx
Arisawa Manufacturing
Atle
Avocet Mining
Bally Total Fitness
Bank Handlowy w Warszawie
Bilia
Black Sea Energy
Borg-Warner Security
Brunel International
Carolina First
Cash Converters
Castellum
CB Commercial Real Estate Services Group
CCC Information Services Group
Chapters
Cheesecake Factory
Choicepoint
CompuCom Systems
Concord EFS
Cultus Petroleum
Daewoo
Diligentia
Disco
Elsag Bailey Process Automation
Esprit Asia Holdings
Forcenergy
Fort Wayne National
Fulton Financial
G&K Services
Gargoyles
Georgia Gulf
Globalstar Telecommunications
Grupo Casa Autrey
Grupo Industrial Maseca
Hartmarx
HIT Entertainment
HNC Software
Hoyts Cinemas
Imperial Bancorp
InaCom
Independent Insurance Group
ITI Technologies
Landry's Seafood Restaurants
Life Medical Sciences
Lions Gate
Liquidation World
Mainframe Entertainment
Marieberg Tidnings
J. Ray McDermott
MemberWorks
MicroAge
Micronic Laser Systems
Modern Times Group
MoneyGram Payment Systems
Mutual Risk Management
Navan Resource
Nera
Neurocrine Biosciences
New Indigo Resources
Newhall Land and Farming
Nobel Biocare
Norsk Lotteridrift
NPS Pharmaceuticals
Orbital Science
Penske Motorsports
Pentex Energy
Pepsi-Gemex
Piercing Pagoda
Pinkerton's
Pittway
PMC-Sierra
PMT Services
Precision Response
Prosolvia
Providence Resources
QPL International Holdings
Rental Service
Rollins
S3
Sano
Scholastic
Sig Inhaber
Snyder Communications
St. John Knits
TCA Cable TV
Tokyo Seimitsu
Tourism Asset Holdings
Tower Automotive
Trident Microsystems
United Video Satellite Group
Waterfront Shipping
WHG Resorts & Casinos
Zonagen


EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1997

Accustaff
AGCO
ANADIGICS
APS Holding
APV
ASM International
Asturiana de Zinc
Austereo
AutoImmune
Avigen
Babcock International
BE Semiconductor Industries
Brooks Fiber Properties
C-COR Electronics
California Energy
Cambridge NeuroScience
Catena
Central Fidelity Banks
Chancellor Broadcasting
Cimarron Petroleum
COFLEXIP
Colruyt
Credence Systems
Cultor
Cypress Semiconductor
DAIKI
Dana Petroleum
Digicall
Discreet Logic
Dreco Energy Services
Duty Free International
Echelon International
Etec Systems
Fabege
Fairfax Financial Holdings
Falcon Drilling
Fluke
Garden Botanika
Giordano Holdings
Global Village Communications
Groupe
HemaSure
Hibernia
ICG Holdings
InnerDyne
Integrated Process Equipment
International Family Entertainment
Irish Continental Group
Irish Life
Jefferson BankShares
Kalmar Industries
Katz Media Group
Lafarge
Level One Communications
Lindt & Sprungli
Mattel
Maxis
McLeod
Micrel
Microchip Technology
MIDCOM Communications
Nelson Hurst
NETCOM On-Line Communication Services
Nets
Neurogen
Nippon Konpo Unyu Soko
Northstar Energy
Octel Communications
Park Electrochemical
Penn Engineering & Manufacturing
Pinnacle Systems
Premiere Radio Networks
Reading & Bates
Registry
RPM
Rykoff-Sexton
Safra Republic Holdings
Santa Anita Realty Enterprises
SFX Broadcasting
SGL Carbon
Siderca
Sinclair Broadcast Group
SR Telecom
Thiokol
Transatlantic Holdings
Trikon Technologies
TriQuint Semiconductor
Trump Hotels & Casino Resorts
Tschudi & Eitzen Shipping
UNC
United Auto
United Waste Systems
USA Waste Services
USFreightways
Vivra
William, Gothong & Aboitiz
Wyle Electronics

SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------                       ------------ ------------
Statement of Assets and Liabilities
at September 30, 1997                                           (dollars in   thousands)
----------------------------------------                       ------------ ------------
Assets:
Investment securities at market:
Unaffiliated issuers (cost: $ 5,824,276)                          7,205,652
Affiliated issuers (cost: $ 1,524,105)                            2,008,050
 (cost: $7,348,381)                                                           $9,213,702
Cash                                                                               2,381
Receivables for -
 Sales of investments                                                68,020
 Sales of fund's shares                                              16,439
 Dividends and accrued interest                                       8,652       93,111
                                                               ------------ ------------
                                                                               9,309,194
Liabilities:
Payables for -
 Purchases of investments                                            37,669
 Repurchases of fund's shares                                         8,390
 Management services                                                  4,892
 Accrued expenses                                                     2,091       53,042
                                                               ------------ ------------
Net Assets at September 30, 1997 -
 Equivalent to $30.72 per share on
 301,261,731 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                          $9,256,152
                                                                            ============


Statement of Operations
for the year ended September 30, 1997                           (dollars in   thousands)
----------------------------------------                       ------------ ------------
Investment Income:
Income:
 Dividends (includes $ 11,476 from affiliates)                    $  63,840
 Interest                                                            46,989   $  110,829
                                                               ------------
Expenses:
 Management services fee                                             50,724
 Distribution expenses                                               17,932
 Transfer agent fee                                                   6,976
 Reports to shareholders                                                401
 Registration statement and
  prospectus                                                            879
 Postage, stationery and supplies                                     1,336
 Directors' fees                                                        134
 Auditing and legal fees                                                 65
 Custodian fee                                                        1,864
 Taxes other than federal income tax                                    150
 Other expenses                                                         104       80,565
                                                               ------------ ------------
 Net investment income                                                            30,264
                                                                            ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain (including $ 73,044 net gain from affiliates)                  756,663
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                                  835,994
 End of year                                                      1,865,216
  Net unrealized appreciation on investments                                   1,029,222
                                                                            ------------

 Net realized gain and unrealized appreciation
  on investments                                                               1,785,885
                                                                            ------------
Net Increase in Net Assets Resulting
 from Operations                                                              $1,816,149
                                                                            ============

Statement of Changes in Net
 Assets                                                         (dollars in   thousands)
----------------------------------------                       --------------------------
                                                                 Year ended September 30

                                                                        1997         1996
                                                               ------------ ------------
Operations:
Net investment income                                          $     30,264 $     37,294
Net realized gain on investments                                    756,663      595,514
Net unrealized appreciation
 on investments                                                   1,029,222      132,107
                                                               ------------ ------------
 Net increase in net assets
  resulting from operations                                       1,816,149      764,915
                                                               ------------ ------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                                  (32,129)     (43,854)
Distributions from net realized
 gain on investments                                               (591,521)    (441,715)
                                                               ------------ ------------
 Total dividends and
  distributions                                                    (623,650)    (485,569)
                                                               ------------ ------------
Capital Share Transactions:
Proceeds from shares sold:
 76,906,660 and 86,216,034
 shares, respectively                                             2,051,195    2,214,661
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 23,876,950 and 20,219,912
 shares, respectively                                               597,206      462,452
Cost of shares repurchased:
 44,913,003 and 38,162,440
 shares, respectively                                            (1,191,845)    (974,760)
                                                               ------------ ------------
 Net increase in net assets
  resulting from capital share
  transactions                                                    1,456,556    1,702,353
                                                               ------------ ------------
Total Increase in Net Assets                                      2,649,055    1,981,699

Net Assets:
Beginning of year                                                 6,607,097    4,625,398
                                                               ------------ ------------
End of year (including undistributed
net investment income: $14,749 and
$16,689, respectively)                                           $9,256,152   $6,607,097
                                                               ============ ============



See Notes to Financial Statements

                    SMALLCAP WORLD FUND
               NOTES TO FINANCIAL STATEMENTS

     1. SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

         Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

       As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

       Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

         As of September 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,865,321,000, of which $2,339,489,000 related to appreciated securities and $474,168,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $7,348,381,000 at September 30, 1997.

     3. The fee of $50,724,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8 billion.

         Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $17,932,000. As of September 30, 1997, accrued and unpaid distribution expenses were $1,509,000.

        American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,976,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,589,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

        Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $144,000.

        CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

     4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $721,749,000 and additional paid-in capital was $6,651,425,000. The fund reclassified $75,000 of realized currency loss from undistributed net realized gain to undistributed net investment income for the year ended September 30, 1997.

        The fund made purchases and sales of investment securities, excluding short-term securities, of $3,682,802,000 and $2,840,847,000, respectively, during the year ended September 30, 1997.

        Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,864,000 includes $113,000 that was paid by these credits rather than in cash

        Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1997, such non-U.S. taxes were $4,839,000.
Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $1,067,000 for the year ended September 30, 1997.

     5. Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 1997 is as follows:

                                                                                                              Market
                                              Beginning                                  Ending Dividend       Value
Company                                           Share    Purchases         Sales        Share   Income  at 9/30/97
                                                                                                   (000)       (000)

AAPC                                         31,116,337    7,563,974             0   38,680,311   $  149  $   15,974
Abacan Resource                               5,159,400    1,750,000     1,200,000    5,709,400        0      17,782
ABR Information Services                              0    1,550,000             0    1,550,000        0      42,819
ACTIVISION                                      900,000            0             0      900,000        0      13,500
Alliance Communications                         736,200      105,500             0      841,700        0      10,585
Alliance Semiconductor                                0    2,510,000             0    2,510,000        0      24,786
Altron    1                                     915,000       70,000       560,000      425,000        0           0
American Healthcorp                                   0      522,000             0      522,000        0       7,373
Anesta                                          460,000       90,000             0      550,000        0      12,787
AnnTaylor  1                                  1,300,000            0       344,100      955,900        0           0
ANTEC   1                                     1,370,000      653,850     1,453,850      570,000        0           0
Antena 3 de Radio                                     0        1,500             0        1,500        0      39,207
Anzoil                                       40,600,000            0             0   40,600,000        0       1,441
APCOA Parking                                   120,800            0             0      120,800      196      10,625
Ascent Entertainment                            700,000    1,230,000             0    1,930,000        0      22,195
Atwood Oceanics                                 360,000            0       360,000            0        0           0
Avid Technology   1                           1,325,000            0       725,000      600,000        0           0
Avocet Mining                                         0    2,100,000             0    2,100,000        0       5,050
Babcock International                         9,822,285            0     9,822,285            0       97           0
Benor Tankers                                   960,000      280,000             0    1,240,000      125      11,027
Brightpoint                                     710,000      856,250             0    1,566,250        0      72,635
C-COR Electronics                               600,000            0       600,000            0        0           0
Cabre Exploration                               993,400            0             0      993,400        0      19,235
Cadiz Land                                    1,290,000      625,000             0    1,915,000        0      13,644
Camco International   1                       1,575,000            0       584,300      990,700      315           0
Capral Aluminium                              8,954,587    3,283,238             0   12,237,825    3,597      37,770
Carbide/Graphite Group                          511,800            0             0      511,800        0      17,401
Cardiovascular Diagnostics                      412,500            0             0      412,500        0       3,712
Cash Converters International                 9,090,593      326,970             0    9,417,563       95       3,040
Celestial Seasonings                            250,000       10,000             0      260,000        0       8,060
Chrysalis Group                               1,600,000      224,000             0    1,824,000       76      16,780
CIDCO                                           913,000            0             0      913,000        0      17,575
CIMA LABS                                       565,500            0             0      565,500        0       3,817
Cimarron Petroleum                              723,400      116,600       840,000            0        0           0
Consolidated Products                                 0    1,000,000             0    1,000,000        0      19,438
COR Therapeutics                                900,000      250,000             0    1,150,000        0      19,119
Corporate Investments                                 0   25,500,000             0   25,500,000        0      15,189
Corporate Services Group                      3,010,398    7,050,000             0   10,060,398      653      34,342
Cyberonics                                      370,800      494,000             0      864,800        0      13,945
Cytyc                                                 0      933,700             0      933,700        0      23,459
Data Broadcasting                             2,000,000            0             0    2,000,000        0      13,500
Delta and Pine Land   1                       1,125,400      697,000     1,361,500      460,900      152           0
Edify                                           650,000      405,000             0    1,055,000        0      15,166
ELAN Energy                                   2,035,000    1,177,000             0    3,212,000        0      23,715
Epicore Networks                              1,405,000            0             0    1,405,000        0         509
ERG   1                                       8,178,961    3,979,474     3,143,595    9,014,840      178           0
Fabege                                                0   69,000,000    69,000,000            0        0           0
Fabri-Centers of America                      1,050,000            0             0    1,050,000        0      23,527
Filofax Group                                 1,956,000            0             0    1,956,000      125       4,167
Flextronics International                       825,000            0             0      825,000        0      39,291
Franklin Covey                                1,350,000            0             0    1,350,000        0      37,716
Garden Botanika                                 430,000            0       430,000            0        0           0
Genelabs Technologies   1                     2,085,000            0             0    2,085,000        0           0
Gymboree                                      1,325,000      210,600             0    1,535,600        0      39,926
Hardy Oil & Gas   1                           4,715,100    1,322,800             0    6,037,900      104           0
HNC Software                                          0    1,145,000             0    1,145,000        0      45,514
i-STAT                                          727,000      125,000             0      852,000        0      19,809
IDEC Pharmaceuticals   1                        920,000            0             0      920,000        0           0
Imax                                            360,000    1,198,000             0    1,558,000        0      40,703
ImClone Systems   1                           1,000,000            0             0    1,000,000        0           0
International Precious Metals                         0    1,155,000             0    1,155,000        0       6,786
Intertape Polymer Group                       1,500,000            0             0    1,500,000       94      36,375
Kalmar Industries                               760,100       71,500       831,600            0      353           0
KCI Konecranes International                    942,700       32,300             0      975,000      486      40,409
KeraVision                                      795,000            0             0      795,000        0       6,658
Knightsbridge Tankers                                 0    1,105,000             0    1,105,000      663      31,285
Landec                                          690,000            0             0      690,000        0       3,709
Lazare Kaplan International                           0      500,000             0      500,000        0       7,688
LoJack                                        1,145,000      202,000             0    1,347,000        0      19,195
London & Overseas Freighters                  3,716,000    1,117,000             0    4,833,000        0       7,098
M.S. Carriers   1                               837,000            0       370,600      466,400        0           0
Marks Bros. Jewelers                                  0      510,000             0      510,000        0       7,140
Material Sciences                             1,000,000            0             0    1,000,000        0      14,250
Maxis                                           630,000            0       630,000            0        0           0
McWhorter Technologies                          706,000            0             0      706,000        0      17,738
Micrel                                          475,000      123,000       598,000            0        0           0
Micro Linear                                    807,500            0       807,500            0        0           0
Microchip Technology                          1,700,000       54,000     1,754,000            0        0           0
MIF                                             200,000      468,202             0      668,202      216      10,634
Milltronics                                     290,000      610,000             0      900,000        0      12,671
Mobile Telecommunication Technologies         1,084,900    2,440,100             0    3,525,000        0      57,061
MoneyGram Payment Systems                             0      878,600             0      878,600        0      15,760
Morton's Restaurant Group                       315,000      100,000             0      415,000        0      10,168
Nera                                                  0    3,287,500             0    3,287,500        0      20,418
NETCOM On-Line Communication Services           745,000            0       745,000            0        0           0
Newcourt Credit Group   1                     1,515,000    1,515,000       150,000    2,880,000      257           0
Nordic American Tanker Shipping                 762,000            0             0      762,000        0      14,288
Norsk Lotteridrift                                    0      965,000             0      965,000        0       7,424
Novus Petroleum                               4,779,661      890,800             0    5,670,461      149      21,527
OM Gruppen                                    1,443,100            0             0    1,443,100    1,437      49,295
Orbit Oil & Gas                               2,681,000            0             0    2,681,000        0       2,523
Pacific Media                                52,249,124   36,000,000             0   88,249,124        0       1,780
Paragon Trade Brands                            650,000      137,700             0      787,700        0      14,622
Paramount Resources                             831,000    1,662,000             0    2,493,000       52      24,001
PathoGenesis                                    870,000      165,000             0    1,035,000        0      36,743
Pharmacyclics                                         0      580,000             0      580,000        0      14,355
Philippine Gold                               1,860,000      593,700             0    2,453,700        0       1,089
Piercing Pagoda                                       0      335,000             0      335,000        0      10,636
Pinkerton's                                           0      810,000             0      810,000        0      18,630
Pinnacle Systems                                470,000       15,000       485,000            0        0           0
Pioneer-Standard Electronics                          0    1,660,000             0    1,660,000      136      28,531
Plantronics                                     500,000      500,000             0    1,000,000        0      37,750
Precision Response                                    0    1,398,000             0    1,398,000        0      10,835
Premier Oil                                  50,472,549      778,678             0   51,251,227      469      42,394
Primark                                         700,000      650,000             0    1,350,000        0      39,909
Protection One                                  795,000      125,000             0      920,000        0      16,848
PRT Corp. of America                                  0       76,196             0       76,196        0       5,000
Puerto Rican Cement                             371,000            0             0      371,000      247      14,886
Ramco Energy                                    575,000    1,022,000             0    1,597,000       28      28,095
Rio Hotel & Casino                            1,382,700            0             0    1,382,700        0      28,950
Ryland Group   1                                939,700            0       200,000      739,700      422           0
Sano                                                  0      600,000             0      600,000        0      14,325
Savoy Pictures Entertainment                  1,950,000            0     1,950,000            0        0           0
Scandinavian Broadcasting System                655,000      232,900             0      887,900        0      21,310
SCB Computer Technology                         374,900      187,450             0      562,350        0      11,809
Scotia Holdings                               2,760,000    2,302,200             0    5,062,200        0      36,603
SONUS Pharmaceuticals                                 0      550,000             0      550,000        0      23,100
Stampeder Exploration                         2,780,000            0     2,780,000            0        0           0
Strategic Distribution                        1,890,000            0             0    1,890,000        0      10,454
Suburban Ostomy Supply                                0      563,000             0      563,000        0       5,489
T Cell Sciences                               1,300,000            0             0    1,300,000        0       2,763
Technical Chemicals and Products                600,000            0             0      600,000        0       9,600
Thermo Power                                    485,000      135,000             0      620,000        0       5,154
Thomas Group                                    388,500            0             0      388,500        0       4,953
Ticketmaster Group                                    0    1,600,000             0    1,600,000        0      37,200
Trident Microsystems                                  0      825,000             0      825,000        0      14,541
United TransNet                                 492,000            0       492,000            0        0           0
USFreightways                                 1,350,000            0     1,350,000            0      378           0
Vanstar                                         282,000      243,000       150,000    2,375,000        0      40,813
Verity   1                                      684,300       21,200       456,700      248,800        0           0
VISX                                            825,000      125,000       950,000            0        0           0
Vivid Technologies                                    0      600,000             0      600,000        0       9,300
WHG Resorts & Casinos                                 0      380,000             0      380,000        0       7,790
Wolford Group                                    92,000      232,000             0      324,000      227      29,259
Zale                                          1,900,000       50,000             0    1,950,000        0      50,578
Total                                                                                           $ 11,476 $ 2,008,050

1 Represents an unaffiliated company at 9/30/97.

PER-SHARE DATA AND
RATIOS


                                             Year endedSeptember      30
                                    --------  -------- -------- -------- --------
                                        1997      1996     1995     1994     1993
-----------------------             ------------------ ---------------------------
Beginning of Year
Net Asset Value                      $ 26.92 $ 26.11   $ 23.61 $ 22.72  $ 18.01
                                    ------------------ ---------------------------
 Income From Investment
 Operations:
  Net investment income                0.10        0.17     0.22     0.09     0.06
  Net realized and
   unrealized gain
   on investments                      6.17        3.32     3.79     1.83     5.56
                                    ------------------ ---------------------------
   Total income from
    investment
    operations                           6.27      3.49     4.01     1.92     5.62
                                    ------------------ ---------------------------
 Less Distributions:
  Dividends from
   net investment
   income                              (0.12)    (0.23)   (0.16)   (0.06)   (0.08)
  Distributions
   from net
   realized gains                      (2.35)    (2.45)   (1.35)   (0.97)   (0.83)
                                    ------------------ ---------------------------
   Total distributions                 (2.47)    (2.68)   (1.51)   (1.03)   (0.91)
                                    ------------------ ---------------------------
Net Asset Value, End
 of Year                             $ 30.72 $ 26.92 $ 26.11 $ 23.61 $   22.72
                                    ================== ===========================
Total Return/1/                        25.41%    15.21%   18.59%   8.60%   32.46%

Ratios/Supplemental
 Data:

 Net assets, end
  of year (in
  millions)                           $9,256    $6,607   $4,625   $3,497   $2,247
 Ratio of expenses
  to average net
  assets                                1.07%     1.09%   1.13%    1.12%    1.15%
 Ratio of net income
  to average net
  assets                                 .40%      .68%    .97%     .38%     .33%
 Average commissions
  paid per share/2/                    .26c     1.41c     1.00c    1.25c    1.55c
 Portfolio turnover
  rate                                42.21%    42.88%    45.63%  29.43%   25.00%

/1/ Calculated without
 deducting a sales charge.
 The maximum sales
 charge is 5.75% of the
 fund's offering price.

/2/ Brokerage commissions
 paid on portfolio
 transactions increase the
 cost of securities
 purchased or reduce the
 proceeds of securities sold
 and are not separately reflected
 in the fund's statement of
 operations. Shares traded
 on a principal basis (without
 commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions
 when expressed as cents per share
 but higher when expressed as a
 percentage of transactions
 because of the lower per-share
 prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the schedule of portfolio investments as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
October 29, 1997

1997 Tax Information (Unaudited)
     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                         Dividends and Distributions per Share
                                         From Net           From Net Realized  From Net Realized
To Shareholders of Record  Payment Date  Investment Income  Short-Term Gains   Long-Term Gains

December 13, 1996       December 16, 1996      $.07           $.975         $1.375
May 22, 1997            May 23, 1997            .05            -             -


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.